BRUNDAGE,                                                              BRUNDAGE,
STORY AND ROSE                                                    STORY AND ROSE
INVESTMENT TRUST                                                INVESTMENT TRUST
-------------------------------------
312 Walnut Street, 21st Floor                            -----------------------
Cincinnati, Ohio 45202-4094                                        Annual Report
                                                         -----------------------
BOARD OF TRUSTEES                                               November 30,1999
-------------------------------------                    -----------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.                                   Short/Intermediate Term
John M. Kingsley, Jr.                                    -----------------------
Jerome B. Lieber                                               Fixed-Income Fund
William M.R. Mapel                                       -----------------------
James G. Pepper
Crosby R. Smith                                                      Equity Fund
                                                         -----------------------
INVESTMENT ADVISER
-------------------------------------                      [LOGO] BRUNDAGE,
Brundage, Story and Rose, LLC                                     STORY AND ROSE
One Broadway                                                  Investment Counsel
New York, New York 10004                                          Since 1932

UNDERWRITER
-------------------------------------
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
-------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
-------------------------------------
Nationwide: (Toll Free) 800-320-2212

LETTER TO SHAREHOLDERS                                          January 20, 2000
--------------------------------------------------------------------------------

ECONOMIC AND FINANCIAL
MARKETS OUTLOOK

We ran out of superlatives a long time ago to describe the stock market's performance of the last few years. Suffice to say it was another great year. In fact, the strong rally in stocks in the last quarter of 1999 led to an unprecedented fourth straight year of returns greater than 20% for the S&P 500. Yet, even the S&P's return pales in comparison to the 86% return delivered by the technology and Internet-heavy NASDAQ Composite Index. And, by the way, the real-world U.S. economy was strong again and corporate profits achieved a double-digit improvement for 1999. We believe that S&P profits could again increase at double-digit rates in 2000. Essentially, strong domestic demand, robust productivity growth and improving demand overseas should overwhelm the dampening effect of higher interest rates and lack of pricing power.

Our forecast for 2000 is as repetitive as it is consoling: We expect our economy to deliver another solid year, up roughly 3% over 1999, extending this economic expansion to a record 9th year. Overseas, growth in the Asian economies-- excluding Japan-- and a resurgent Europe will probably be even better. In fact, we expect global growth to be between 3% and 4% this year, with even lagging Japan showing better, if modest, progress.

In this context, we would not be surprised to see the rate of U.S. inflation accelerate by 0.5% to a pace greater than 2.5% for the full year-- cyclically higher, but not threateningly so. Given strong global growth and modestly higher inflation, we expect to see short-term interest rates pushed 0.50% higher by the Federal Reserve Bank (FED) in the first half of 2000, with long-term interest rates, as represented by 30 year Treasury bonds, rising to a trading range between 6.25% and 7%.

Given our rather exuberant (not irrational, we hope) optimism for the economy and profit growth, one might infer that our outlook for the market was equally rosy. In fact, it is not-- at least not for the popular benchmarks. We do expect 2000 to be a good year for many stocks, but we also see a number of factors weighing on returns.

To begin with, there is the question of valuations. The longer the market appreciates faster than the underlying rate of profit improvement, the more onerous the day of reckoning when it comes. We should add that many within the professional investment community concede that day-to-day changes in stock prices are now the result of decisions by "momentum players" and day traders, not long-term investors. In other words, the market is in the hands of speculators whose definition of long-term is hardly more than overnight.

More important than today's froth in stock prices is the second of our concerns: the impact of potentially higher interest rates, given the evident intention of the FED to keep raising them. Why does the FED wish to continue to tighten rates in the face of only modest inflationary pressures? Putting aside the fact that last year's 0.75% tightening merely reversed the easing of monetary policy during the liquidity crisis of 1998, we believe that in focusing only on CPI inflation, one misses the primary rationale underlying the FED's motivation for tighter monetary policy.

In our opinion the FED, under Alan Greenspan, has come to understand the salutary impact on our economy from the spread of information technology. It dampens the traditional business cycle through enhancement of productivity. The sine waves of inventory shortages and excesses that historically have been the cause of inflationary pressures and subsequent recessions should be smaller in magnitude and more easily dealt with.

However, we believe the FED has also begun to take serious note of the potential for inflation in asset prices to affect the economy in both positive and negative ways. For instance, note the change in the U.S. personal savings rate over the last 8 years: Savings have fallen from over 8% of personal income to a negative number currently. The increase in the value of the assets of U.S. households, primarily the value of real estate and equity investments, has enabled U.S. consumers to spend virtually all of their income while still seeing growth in their net worth. Ironically then, excessive consumer demand fueled by appreciating equity prices and robust real estate values has become a factor driving the FED to tighten monetary policy, thereby potentially threatening those very price levels.

The issue for the economy going forward is how the U.S. will be able to fund growing capital investment. The answer is not likely to be through higher domestic savings, as any significant shift from spending (consumers make up 60% of our economy) would itself induce recession. By implication then, either government surpluses must continue growing or the current account deficit will continue worsening. Given recent budget agreements and tax-cut initiatives, it seems unreasonable to expect government surpluses to grow. In fact, they are likely to shrink somewhat should any of the current tax-cut proposals be implemented.

The weight of this shortfall in savings then would appear to fall mainly on the shoulders of foreign investors, whose willingness to continue funding this gap is questionable. With the rest of the world economy now improving, incremental foreign capital is likely to stay at home. The expected result would be a declining U.S. dollar relative to the currencies of its major trading partners, which would in turn have negative implications for domestic interest rates and inflation. The FED is aware of the risks in these imbalances and, we believe, will use monetary policy to slow the U.S. economy enough to prevent the lack of domestic savings, a dependency on foreign capital and a capital markets-driven consumption binge from leading to a larger problem. We are optimistic on the economy precisely because we don't believe the excesses in the equity market will be allowed to go much further.

The technology segment of the S&P 500, now 30% of the index, was up a staggering 74.8% in the year vs. a 20.9% return on the index as a whole. Looked at another way, the technology sector contributed 15 percentage points to the S&P 500's return for the year, accounting for just over two-thirds of the market's gain. Conversely, consumer staples, healthcare, transportation and utilities were all down for 1999 while the financial services sector was barely positive with a 3.6% return. As a consequence, the capitalization weighted S&P 500 excluding technology appreciated a paltry 5.3% last year, roughly matching the return on
U. S. Treasury bills.

Although the technology segment of the market is the fastest growing and most dynamic part of the U.S. -- and the global -- economy, the gains of recent years, and 1999 in particular, leave it, in our opinion, "priced for perfection." Investors are now valuing a sector, whose fortunes have always been difficult to forecast, at more than 50 times expected year 2000 profits.

Do some companies in this group deserve generous valuations? Of course. Are the opportunities for growth and the size of the information technology markets greater than most of us could have imagined only a few years ago? Definitely. And does the growth and spread of technology and the Internet render some of the old rules and methodologies for analyzing and valuing companies and their prospects obsolete? Again, yes.

Yet the basic laws of the capital markets and of capitalism in general still apply. Eventually, investors (i.e. owners of businesses) will want to see an economic return (cash flow and profits) on the companies they own to justify continued ownership. Furthermore, the easier it is for competitors to enter a market, to raise money in the capital markets at attractive rates (through high stock prices), the lower the returns are for all competitors. In some ways then, the fantastic valuations awarded to companies that are often little more than good ideas -- especially in the Internet space -- are sowing the seeds of their own declines. As capital is essentially free for these companies, returns on capital are likely to be driven toward zero.

In the future, we believe that an understanding of how the growth of technology has fundamentally altered the landscape of our economy will be of paramount importance.

SHORT/ INTERMEDIATE TERM
FIXED-INCOME FUND

Interest rates rose significantly across the yield curve during the fiscal year ended November 30, 1999. After the dramatic drop in 1998, interest rates reversed course and Treasuries gave back most of their 1998 gains. U.S. Treasury bill yields rose by about 90 basis points (0.90%), five to ten year Treasuries rose about 150 basis points and long Treasuries rose about 120 basis points. Absolute returns for the bond market were the worst since 1994. The return for the intermediate Treasury market year-over-year from November 1998 to November 1999 was 1.15%.

Other sectors of the bond market also suffered but substantially outperformed U.S. Treasuries as liquidity returned to the market, particularly for U.S. corporate bonds and Yankee bonds (dollar denominated foreign issues). Moving down the quality spectrum produced even stronger performance. BBB-rated corporate issues outperformed Treasuries by about 200 basis points (3.15% absolute).

Mortgage-backed securities also exhibited strong relative performance as rising rates often have a beneficial effect. They outperformed Treasuries by about 125 basis points (2.40% absolute). Your Fund's total return for the fiscal year was 0.80%. This was slightly below the market index against which we judge performance, the Lehman Brothers Intermediate Government/Corporate index, which returned 1.12%. On a positive note within a pretty dreary bond market, the fund benefited from exposure to mortgage-backed issues and a heavy weighting in corporate bonds.

Going forward we will continue to focus on individual issue selection as the primary source of added return. In short maturities, we intend to overweight Non-Treasury issues to provide incremental yield. The yield of the Fund at fiscal year-end was 6.67% (gross) which compared favorably to money market rates of approximately 5.00% and the 3-year Treasury yield of 6.00%. If interest rates stabilize this year, Fund returns should be much improved over those of 1999.

BRUNDAGE, STORY AND ROSE EQUITY FUND

We are happy to report that the Equity Fund had a return of 25.43% for fiscal year 1999 ended November 30th. This compares with a return of 20.89% for the Standard & Poor's 500 Index. In a pattern remarkably similar to 1998, returns in the equity markets again were driven by remarkably strong performance in an extremely narrow sector, in a few of the very largest companies in a general sense and, more specifically, in the technology sector. Fortunately, our focus on telecommunications and on wireless communications, in particular, enhanced the portfolio's performance despite the fact that we were somewhat underweighted in the sector. In other words, security selection was strongly positive and far outweighed our asset allocation to the sector. The Fund also benefited from a rebound in the capital goods and basic material industries where, again, security selection had a strong positive impact.

The upward trend of interest rates during 1999 caused the financial sector to sharply underperform the general market. However, our emphasis upon specialized companies such as American International Group, American Express and Citigroup helped the portfolio to generate above-market gains. On the other hand, the heavy weighting in healthcare, specifically pharmaceutical companies, proved to be a drag during the year, despite the excellent long-term record of growth achieved by the portfolio's drug companies. We continue to feel that healthcare, despite the long shadow of politics, should continue to be an area of technology -- let us call it "medical" as opposed to "information" technology -- which provides great benefits to society and generous economic and market returns to the owners of the individual businesses -- shareholders like ourselves.

As we look out into the year 2000 and beyond, we continue to be impressed by what one might call the "two-tier" market. While share prices are at record high valuations as measured by most traditional statistical benchmarks, high valuations are concentrated, to reiterate, in a handful of very large companies, particularly in the technology area. Thus there continues to be a great many smaller but still substantial businesses with good management, excellent products and very good growth prospects that are selling at reasonable prices. Although we plan to maintain holdings in some of the very generously valued big-cap stocks, we continue to seek investment opportunities among a broad range of more attractively valued mid-size enterprises in the belief that today's disparate valuations will not continue to widen in the future as they have in the past.

SUMMARY

We believe that the economic environment should continue to be very favorable for equity investment over the coming year. However, we suspect that popular stock market indices may experience less dramatic gains than we have experienced over recent years because valuations are already so lofty. At the same time, average valuations are so much lower than capitalization-weighted measures, such as the S&P 500 Index, that there should be no shortage of attractive investment opportunities. On the other hand, bond markets which performed very poorly in 1999 seem poised to provide substantially better investment returns in the year 2000. In other words, it seems likely to us that both common stock and bond indices will move back toward their historically normal, or average, investment returns from last year's experience which was skewed dramatically in favor of common stocks and against fixed income securities.

Sincerely yours,

/s/  Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Equity Fund and the Standard & Poor's 500 Index

         [GRAPHIC OMITTED]

---------------------------------------
        Brundage, Story and Rose
              Equity Fund
      Average Annual Total Returns

  1 Year   5 Years   Since Inception*
  25.43%    21.63%       15.63%
---------------------------------------

                                                   11/99
                                                   -----
Brundage, Story, and Rose Equity Fund             $36,487
Standard & Poor's 500 Index                       $51,908

* The public offering of shares commenced on January 2, 1991.

Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill Lynch 3-Year Treasury Index

[GRAPHIC OMITTED]

-----------------------------------------
        Brundage, Story and Rose
Short/Intermediate Term Fixed-Income Fund
      Average Annual Total Returns

  1 Year   5 Years   Since Inception*
   0.80%    7.05%         6.74%
-----------------------------------------

                                                   11/99
                                                   -----
Brundage, Story and Rose Short/Intermediate
   Term Fixed-Income Fund                         $17,881
Merrill Lynch 3-Year Treasury Index               $17,736

* The public offering of shares commenced on January 2, 1991.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1999

=============================================================================================================
                                                                                    SHORT/
                                                                                 INTERMEDIATE
                                                                                     TERM
                                                                                 FIXED-INCOME       EQUITY
                                                                                     FUND            FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At amortized cost (original cost $37,844,223 and $31,489,953, respectively)   $ 37,856,175    $ 31,489,953
                                                                                 ============    ============
   At market value (Note 2) ..................................................   $ 36,978,601    $ 49,863,258
Investments in repurchase agreements (Note 2) ................................      1,201,000       1,933,000
Cash .........................................................................            583             724
Interest and principal paydowns receivable ...................................        489,706             278
Dividends receivable .........................................................             --          54,775
Receivable for securities sold ...............................................             --         274,441
Receivable for capital shares sold ...........................................            750           3,725
Other assets .................................................................          6,408           9,278
                                                                                 ------------    ------------
   TOTAL ASSETS ..............................................................     38,677,048      52,139,479
                                                                                 ------------    ------------

LIABILITIES
Dividends payable ............................................................         19,341              --
Payable for capital shares redeemed ..........................................         59,455         180,099
Payable for securities purchased .............................................             --         654,775
Payable to affiliates (Note 4) ...............................................         10,700          39,985
Other accrued expenses and liabilities .......................................         20,411          25,588
                                                                                 ------------    ------------
   TOTAL LIABILITIES .........................................................        109,907         900,447
                                                                                 ------------    ------------

NET ASSETS ...................................................................   $ 38,567,141    $ 51,239,032
                                                                                 ============    ============

Net assets consist of:
Paid-in capital ..............................................................   $ 39,595,175    $ 28,720,169
Undistributed net investment income ..........................................          3,535              --
Accumulated net realized gains (losses) from security transactions ...........       (153,995)      4,145,558
Net unrealized appreciation (depreciation) on investments ....................       (877,574)     18,373,305
                                                                                 ------------    ------------
Net assets ...................................................................   $ 38,567,141    $ 51,239,032
                                                                                 ============    ============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ........................................      3,709,392       2,246,131
                                                                                 ============    ============

Net asset value, offering price and redemption price per share (Note 2) ......   $      10.40    $      22.81
                                                                                 ============    ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1999

=================================================================================================
                                                                          SHORT/
                                                                       INTERMEDIATE
                                                                           TERM
                                                                       FIXED-INCOME      EQUITY
                                                                           FUND           FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................   $ 2,362,989    $    72,440
   Dividends .......................................................            --        471,634
                                                                       -----------    -----------
      TOTAL INVESTMENT INCOME ......................................     2,362,989        544,074
                                                                       -----------    -----------

EXPENSES
   Investment advisory fees (Note 4) ...............................       194,381        304,766
   Administrative services fees (Note 4) ...........................        77,780         93,696
   Accounting services fees (Note 4) ...............................        36,000         32,900
   Professional fees ...............................................        26,373         25,759
   Transfer agent and shareholder service fees (Note 4) ............        14,400         14,400
   Registration fees ...............................................        12,545         12,264
   Trustees' fees and expenses .....................................        11,783         11,783
   Insurance expense ...............................................        10,951         11,514
   Postage and supplies ............................................         8,619          8,490
   Reports to shareholders .........................................         5,084          6,758
   Pricing expense .................................................         7,182          1,225
   Custodian fees ..................................................         3,098          3,216
   Distribution expenses (Note 4) ..................................           845          1,096
   Other expenses ..................................................           216         11,335
                                                                       -----------    -----------
      TOTAL EXPENSES ...............................................       409,257        539,202
Fees waived by the Adviser (Note 4) ................................      (156,565)            --
                                                                       -----------    -----------
      NET EXPENSES .................................................       252,692        539,202
                                                                       -----------    -----------

NET INVESTMENT INCOME ..............................................     2,110,297          4,872
                                                                       -----------    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from security transactions ..........      (148,056)     4,258,788
   Net change in unrealized appreciation/depreciation on investments    (1,685,649)     6,063,505
                                                                       -----------    -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ..........    (1,833,705)    10,322,293
                                                                       -----------    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $   276,592    $10,327,165
                                                                       ===========    ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 1999 AND 1998

=========================================================================================================================
                                                               SHORT/INTERMEDIATE TERM
                                                                  FIXED-INCOME FUND                  EQUITY FUND
                                                            -------------------------------------------------------------
                                                                 YEAR            YEAR            YEAR            YEAR
                                                                ENDED           ENDED           ENDED           ENDED
                                                             NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                                 1999            1998            1999            1998
-------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ................................   $  2,110,297    $  2,122,402    $      4,872    $     93,926
   Net realized gains (losses) from security transactions       (148,056)        619,402       4,258,788       2,509,249
   Net change in unrealized appreciation/depreciation
      on investments ....................................     (1,685,649)        337,491       6,063,505       1,698,676
                                                            ------------    ------------    ------------    ------------
Net increase in net assets from operations ..............        276,592       3,079,295      10,327,165       4,301,851
                                                            ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ...........................     (2,106,762)     (2,122,402)        (21,064)        (91,102)
   From net realized gains from security transactions ...       (245,416)             --      (2,622,479)     (3,535,218)
                                                            ------------    ------------    ------------    ------------
Decrease in net assets from distributions to
   shareholders .........................................     (2,352,178)     (2,122,402)     (2,643,543)     (3,626,320)
                                                            ------------    ------------    ------------    ------------

FROM CAPITAL SHARE
   TRANSACTIONS (Note 5):
   Proceeds from shares sold ............................      4,395,836       4,423,714       3,793,019       3,608,905
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .....................      2,036,777       1,717,736       2,624,110       3,581,991
   Payments for shares redeemed .........................     (5,025,647)     (4,515,399)     (3,548,244)     (2,522,915)
                                                            ------------    ------------    ------------    ------------
Net increase in net assets
   from capital share transactions ......................      1,406,966       1,626,051       2,868,885       4,667,981
                                                            ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS ...................       (668,620)      2,582,944      10,552,507       5,343,512

NET ASSETS:
   Beginning of year ....................................     39,235,761      36,652,817      40,686,525      35,343,013
                                                            ------------    ------------    ------------    ------------
   End of year ..........................................   $ 38,567,141    $ 39,235,761    $ 51,239,032    $ 40,686,525
                                                            ============    ============    ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME .....................   $      3,535    $         --    $         --    $     16,192
                                                            ============    ============    ============    ============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================
                                                                     YEARS ENDED NOVEMBER 30,
                                                       ------------------------------------------------------
                                                          1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $   10.96  $   10.69  $   10.69  $   10.73  $    9.94
                                                       ---------  ---------  ---------  ---------  ---------

Income from investment operations:
   Net investment income ...........................        0.58       0.60       0.62       0.62       0.64
   Net realized and unrealized
      gains (losses) on investments ................       (0.49)      0.27         --      (0.04)      0.79
                                                       ---------  ---------  ---------  ---------  ---------
   Total from investment operations ................        0.09       0.87       0.62       0.58       1.43
                                                       ---------  ---------  ---------  ---------  ---------

Less distributions:
   Dividends from net investment income ............       (0.58)     (0.60)     (0.62)     (0.62)     (0.64)
   Distributions from net realized gains ...........       (0.07)        --         --         --         --
                                                       ---------  ---------  ---------  ---------  ---------
Total distributions ................................       (0.65)     (0.60)     (0.62)     (0.62)     (0.64)
                                                       ---------  ---------  ---------  ---------  ---------

Net asset value at end of year .....................   $   10.40  $   10.96  $   10.69  $   10.69  $   10.73
                                                       =========  =========  =========  =========  =========

Total return .......................................        0.80%      8.39%      6.03%      5.65%     14.84%
                                                       =========  =========  =========  =========  =========

Net assets at end of year (000's) .................    $  38,567  $  39,236  $  36,653  $  33,377  $  35,272
                                                       =========  =========  =========  =========  =========

Ratio of net expenses to average net assets(A) .....        0.65%      0.65%      0.65%      0.65%      0.60%

Ratio of net investment income to average net assets        5.43%      5.58%      5.88%      5.90%      6.21%

Portfolio turnover rate ............................          53%        90%        46%        40%        39%
-------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.05%, 1.04%, 1.07%, 1.09%, and 1.09% for the years ended November 30, 1999, 1998, 1997, 1996 and 1995 respectively (Note 4).

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS

=============================================================================================================
                                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=============================================================================================================
                                                                     YEARS ENDED NOVEMBER 30,
                                                       ------------------------------------------------------
                                                          1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $   19.47  $   19.40  $   17.18  $   14.91  $   12.43
                                                       ---------  ---------  ---------  ---------  ---------

Income from investment operations:
   Net investment income ...........................        0.00       0.04       0.06       0.06       0.07
   Net realized and unrealized gains on investments         4.61       2.01       3.65       2.97       3.02
                                                       ---------  ---------  ---------  ---------  ---------
Total from investment operations ...................        4.61       2.05       3.71       3.03       3.09
                                                       ---------  ---------  ---------  ---------  ---------

Less distributions:
   Dividends from net investment income ............       (0.01)     (0.04)     (0.06)     (0.07)     (0.06)
   Distributions from net realized gains ...........       (1.26)     (1.94)     (1.43)     (0.69)     (0.55)
                                                       ---------  ---------  ---------  ---------  ---------
Total distributions ................................       (1.27)     (1.98)     (1.49)     (0.76)     (0.61)
                                                       ---------  ---------  ---------  ---------  ---------

Net asset value at end of year .....................   $   22.81  $   19.47  $   19.40  $   17.18  $   14.91
                                                       =========  =========  =========  =========  =========

Total return .......................................       25.43%     11.96%     23.98%     21.27%     26.08%
                                                       =========  =========  =========  =========  =========

Net assets at end of year (000's) .................    $  51,239  $  40,687  $  35,343  $  27,540  $  24,191
                                                       =========  =========  =========  =========  =========


Ratio of net expenses to average net assets ........        1.15%      1.15%      1.19%      1.30%      1.45%

Ratio of net investment income to average net assets        0.01%      0.24%      0.34%      0.42%      0.52%

Portfolio turnover rate ............................          37%        50%        49%        44%        42%
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999

============================================================================================
         PAR                                                                        MARKET
       VALUE   INVESTMENT SECURITIES -- 95.9%                 RATE    MATURITY       VALUE
--------------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 34.6%
$    200,000   U.S. Treasury Notes ....................      6.625%    7/31/01   $   201,938
     300,000   U.S. Treasury Notes ....................      5.875    11/30/01       299,250
     800,000   U.S. Treasury Notes ....................      6.625     3/31/02       810,000
   1,200,000   U.S. Treasury Notes ....................      6.000     7/31/02     1,199,250
   1,000,000   U.S. Treasury Notes ....................      5.750     8/15/03       988,125
     550,000   U.S. Treasury Notes ....................      7.500     2/15/05       580,422
   1,500,000   U.S. Treasury Notes ....................      6.500     5/15/05     1,519,220
   1,000,000   U.S. Treasury Notes ....................      6.500     8/15/05     1,012,500
     650,000   U.S. Treasury Notes ....................      5.875    11/15/05       639,437
   3,400,000   U.S. Treasury Notes ....................      7.000     7/15/06     3,531,750
   1,900,000   U.S. Treasury Notes ....................      6.125     8/15/07     1,880,407
     700,000   U.S. Treasury Notes ....................      6.000     8/15/09       691,250
------------                                                                     -----------
$ 13,200,000   TOTAL U.S. TREASURY OBLIGATIONS
------------
               (Amortized Cost $13,663,075) ...........                          $13,353,549
                                                                                 -----------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.3%
$  1,000,000   FHLMC ..................................      5.750     7/15/03   $   975,650
   1,500,000   FNMA ...................................      5.625     5/15/04     1,444,557
------------                                                                     -----------
$  2,500,000   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
------------
               (Amortized Cost $2,525,137) ............                          $ 2,420,207
                                                                                 -----------

               U.S. GOVERNMENT AGENCY
               MORTGAGE-BACKED SECURITIES -- 10.0%
$     51,495   FHLMC GOLD #G-50274 ....................      7.500     6/01/00   $    51,540
       3,934   FHLMC GNOME #200068 ....................      8.000     3/01/02         3,995
      12,402   FNMA DWARF #51935 ......................      8.000     4/01/02        12,600
     153,029   FNMA REMIC #93-52E .....................      6.000     4/25/05       152,493
      36,842   FHLMC GOLD #140094 .....................      7.500     5/01/05        36,891
     500,000   FHLMC REMIC #1404-D ....................      6.800     1/15/06       501,055
      29,295   FNMA DWARF #50480 ......................      8.000     9/01/06        29,988
     400,449   FNMA REMIC #92-24H .....................      7.500    11/25/06       404,210
     351,547   GNMA #362109 ...........................      9.000     9/15/08       365,116
     378,686   FHLMC REMIC #1523-PE ...................      6.000    10/15/15       377,982
      60,485   FNMA REMIC #93-20PE ....................      5.900     5/25/16        60,177
     299,108   FHLMC REMIC #1522-C ....................      6.000     8/15/16       298,423
     567,974   FNMA REMIC #94-29PE ....................      6.000     5/25/18       565,293
       6,322   GNMA #285639 ...........................      9.000     2/15/20         6,664
     615,144   FHLMC REMIC #1699-C ....................      6.200     2/15/24       613,822
     365,691   FNMA REMIC #250322 .....................      7.500     8/01/25       365,026
------------                                                                     -----------
$  3,832,403   TOTAL U.S. GOVERNMENT AGENCY
------------
               MORTGAGE-BACKED SECURITIES (Amortized Cost $3,817,260)            $ 3,845,275
                                                                                 -----------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)

============================================================================================
         PAR                                                                        MARKET
       VALUE   INVESTMENT SECURITIES -- 95.9%                 RATE    MATURITY       VALUE
--------------------------------------------------------------------------------------------
               OTHER MORTGAGE-BACKED SECURITIES -- 1.5%
$    197,567   Advanta Home Equity Loan Trust #92-1A ..      7.875%    9/25/08   $   197,863
     366,987   CMC Securities Corp. III #94-B .........      6.000     2/25/09       365,259
------------                                                                     -----------
$    564,554   TOTAL OTHER MORTGAGE-BACKED SECURITIES
------------
               (Amortized Cost $564,184) ..............                          $   563,122
                                                                                 -----------

               ASSET-BACKED SECURITIES -- 3.9%
$    292,510   J.C. Penney Credit Card Trust #B-A .....      8.950    10/15/01   $   294,394
   1,225,000   First Bank Corporate Card Trust #97-1-A       6.400     2/15/03     1,218,630
------------                                                                     -----------
$  1,517,510   TOTAL ASSET-BACKED SECURITIES
------------
               (Amortized Cost $1,523,506) ............                          $ 1,513,024
                                                                                 -----------

               CORPORATE BONDS -- 39.6%
$  1,000,000   Lehman Brothers, Inc. ..................      6.125     2/01/01   $   989,620
   1,000,000   Ford Motor Credit Co. Medium Term Notes       5.900     2/23/01       992,525
   1,000,000   General Motors Acceptance Corp. ........      6.000     2/01/02       984,616
   1,175,000   EOP Operating LP .......................      6.376     2/15/02     1,150,004
   1,000,000   Asian Development Bank .................      5.750     5/19/03       975,998
   1,000,000   Sears Roebuck Acceptance Corp.
                  Medium Term Notes ...................      6.760     6/25/03       981,776
   1,000,000   Salomon Smith Barney Holdings, Inc. ....      6.625    11/15/03       986,819
   1,000,000   Potomac Electric Power .................      6.000     4/01/04       958,721
     800,000   Penney (J.C.) Co. ......................      7.375     6/15/04       773,179
   1,300,000   Household Finance Corp. ................      5.875     9/25/04     1,233,806
   1,100,000   Finova Capital .........................      7.250     11/8/04     1,096,047
   1,000,000   Lockheed Martin ........................      7.950     12/1/05       994,261
   1,000,000   Chilgener S.A. .........................      6.500     1/15/06       898,692
   1,280,000   Lucent Technologies, Inc. ..............      5.500    11/15/08     1,152,486
     500,000   Toyota Motor Credit ....................      5.500    12/15/08       442,480
     725,000   Wachovia Corp. .........................      6.150     3/15/09       672,394
------------                                                                     -----------
$ 15,880,000   TOTAL CORPORATE BONDS (Amortized Cost $15,763,013)                $15,283,424
------------                                                                     -----------

$ 37,494,467   TOTAL INVESTMENT SECURITIES (Amortized Cost $37,856,175)          $36,978,601
============                                                                     -----------

SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    FACE                                                               MARKET
   AMOUNT      REPURCHASE AGREEMENTS(A) -- 3.1%                         VALUE
--------------------------------------------------------------------------------
$  1,201,000   Fifth Third Bank, 5.18%, dated 11/30/99,
============      due 12/01/99, repurchase proceeds $1,201,173      $  1,201,000
                                                                    ------------

               TOTAL INVESTMENT SECURITIES AND REPURCHASE
                  AGREEMENTS-- 99.0% .........................      $ 38,179,601

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.0% ..           387,540
                                                                    ------------

               NET ASSETS-- 100.0% ...........................      $ 38,567,141
                                                                    ============

(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

FHLMC - Federal Home Loan Mortgage Corporation.
FNMA - Federal National Mortgage Association.
GNMA - Government National Mortgage Association.
DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.3%                                 SHARES           VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.9%
Applied Materials, Inc.* ....................           6,000      $    584,625
Compaq Computer Corp. .......................          41,000         1,001,938
EMC Corp.* ..................................          12,500         1,044,531
Hewlett-Packard Co. .........................          12,600         1,195,425
Intel Corp. .................................          14,000         1,073,625
Microsoft Corp.* ............................           5,000           455,234
Motorola, Inc. ..............................           7,000           799,750
Nortel Networks Corp. .......................          24,000         1,776,000
QUALCOMM, Inc.* .............................           2,000           724,625
Siebel Systems, Inc.* .......................             136             9,537
Vodafone Airtouch Plc .......................          22,000         1,038,125
                                                                   ------------
                                                                      9,703,415
                                                                   ------------
FINANCIAL SERVICES -- 14.7%
American Express Co. ........................           8,500         1,286,156
American International Group, Inc. ..........          14,108         1,456,651
Chubb Corp. .................................          18,500           990,906
Citigroup, Inc. .............................          24,000         1,293,000
Fannie Mae ..................................          23,200         1,545,700
Fleet Boston Corp. ..........................          25,688           971,328
                                                                   ------------
                                                                      7,543,741
                                                                   ------------
CAPITAL GOODS -- 12.7%
AlliedSignal, Inc. ..........................          15,200           909,150
Avery Dennison Corp. ........................          21,000         1,246,875
Danaher Corp. ...............................          14,000           687,750
Illinois Tool Works, Inc. ...................           6,400           414,400
Molex, Inc. - Class A .......................          53,806         2,189,232
Thermo Electron Corp.* ......................          69,750         1,046,250
                                                                   ------------
                                                                      6,493,657
                                                                   ------------
HEALTH CARE -- 12.2%
Abbott Laboratories .........................          35,700         1,356,600
American Home Products Corp. ................          21,300         1,107,600
Becton, Dickinson & Co. .....................          35,000           953,750
Lilly (Eli) & Co. ...........................          17,500         1,255,625
Schering-Plough Corp. .......................          24,000         1,227,000
SmithKline Beecham Plc - ADR ................           5,500           365,750
                                                                   ------------
                                                                      6,266,325
                                                                   ------------
CONSUMER STAPLES -- 12.1%
Bestfoods ...................................          23,500         1,288,094
Gillette Co. ................................          17,500           703,281
McDonald's Corp. ............................          25,000         1,125,000
PepsiCo, Inc. ...............................          27,800           960,837
Sysco Corp. .................................          33,500         1,275,094
The Walt Disney Co. .........................          10,000           278,750
Young Broadcasting, Inc. - Class A* .........          14,000           562,625
                                                                   ------------
                                                                      6,193,681
                                                                   ------------

EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
COMMON STOCKS -- 97.3% (CONTINUED)                     SHARES           VALUE
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.9%
AutoZone, Inc.* .............................          16,700      $    460,294
Catalina Marketing Corp.* ...................           8,000           762,500
H&R Block, Inc. .............................          21,000           903,000
Nike, Inc. - Class B ........................          22,500         1,035,000
Office Depot Inc. ...........................          32,500           361,562
                                                                   ------------
                                                                      3,522,356
                                                                   ------------
ENERGY -- 6.6%
Apache Corp. ................................          29,500         1,056,469
Conoco Inc. .................................          25,968           680,037
Exxon Corp. .................................           6,000           475,875
Mobil Corp. .................................          10,000         1,043,125
Noble Affiliates, Inc. ......................           5,500           121,000
                                                                   ------------
                                                                      3,376,506
                                                                   ------------
BASIC MATERIALS -- 4.9%
Du Pont (E. I.) de Nemours and Co. ..........           6,587           391,515
Ecolab, Inc. ................................          27,300           945,262
Monsanto Co. ................................          16,500           696,094
Willamette Industries, Inc. .................          11,300           467,538
                                                                   ------------
                                                                      2,500,409
                                                                   ------------
COMMUNICATION SERVICES -- 3.9%
AT&T Corp. ..................................          25,500         1,424,812
Leap Wireless International, Inc.* ..........           1,750            89,469
MCI Worldcom, Inc. ..........................           6,000           496,125
                                                                   ------------
                                                                      2,010,406
                                                                   ------------
TRANSPORTATION -- 3.3%
Landstar System, Inc.* ......................          42,200         1,690,638
                                                                   ------------

UTILITIES -- 1.1%
Duke Energy Corp. ...........................          11,090           562,124
                                                                   ------------

TOTAL COMMON STOCKS (Cost $31,489,953) ......                      $ 49,863,258
                                                                   ------------

================================================================================
                                                     FACE             MARKET
REPURCHASE AGREEMENTS(A) -- 3.8%                    AMOUNT             VALUE
--------------------------------------------------------------------------------

Fifth Third Bank, 5.18%, dated 11/30/99, due
   12/01/99, repurchase proceeds $1,933,278      $  1,933,000      $  1,933,000
                                                 ============      ------------

TOTAL COMMON STOCKS AND REPURCHASE
   AGREEMENTS-- 101.1% ......................                      $ 51,796,258

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.1%)                         (557,226)
                                                                   ------------

NET ASSETS-- 100.0% .........................                      $ 51,239,032
                                                                   ============

*    Non-income producing security.
(A)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.
ADR  - American Depository Receipt.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999
================================================================================

1.   ORGANIZATION
Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund but with more volatility and with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities but at a lower level of income. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital, current income and growth of income.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the overthe-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued on the basis of prices provided by an independent pricing service giving consideration to such factors as maturity, coupon, issuer and type of security. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements-- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation-- The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income-- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders-- Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are accounted for on a specific identification basis.

Securities traded on a to-be-announced basis-- The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1999:

--------------------------------------------------------------------------------
                                                  BOND           EQUITY
                                                  FUND            FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ............   $     81,893    $ 19,134,519
Gross unrealized depreciation ............       (959,467)       (893,968)
                                             ------------    ------------
Net unrealized appreciation (depreciation)   $   (877,574)   $ 18,240,551
                                             ============    ============
Federal income tax cost ..................   $ 37,856,175    $ 31,622,707
                                             ============    ============
--------------------------------------------------------------------------------

The difference between the financial statement cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

As of November 30, 1999, the Bond Fund had capital loss carryforwards for federal income tax purposes of $153,995 which expire on November 30, 2007.

3.   INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,279,350 and $19,199,143, respectively, for the Bond Fund, and $18,599,279 and $16,460,357,
respectively, for the Equity Fund during the year ended November 30, 1999.

4.   TRANSACTIONS WITH AFFILIATES
Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 1999, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser were, collectively, a significant shareholder of record of each Fund.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $156,565 of its investment advisory fees during the year ended November 30, 1999.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from each Fund at an annual rate of 0.20% on each Fund's respective average daily net assets up to $50 million; 0.175% on such net assets between $50 and $100 million; and 0.15% on such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $19.50 per shareholder account from the Bond Fund and $15.00 per shareholder account from the Equity Fund, subject to a $1,200 minimum monthly fee from each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $3,000 from the Bond Fund and $2,700 from the Equity Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------------
                                                    BOND FUND                  EQUITY FUND
                                          ------------------------------------------------------
                                               YEAR          YEAR          YEAR          YEAR
                                              ENDED         ENDED         ENDED         ENDED
                                           NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                               1999          1998          1999          1998
------------------------------------------------------------------------------------------------
Shares sold ............................      412,442       409,114       183,550       195,597
Shares issued in reinvestment
   of distributions to shareholders ....      191,704       158,469       145,475       208,604
Shares redeemed ........................     (473,265)     (417,652)     (173,018)     (135,661)
                                            ---------     ---------     ---------     ---------
Net increase in shares outstanding .....      130,881       149,931       156,007       268,540
Shares outstanding, beginning of year ..    3,578,511     3,428,580     2,090,124     1,821,584
                                            ---------     ---------     ---------     ---------
Shares outstanding, end of year ........    3,709,392     3,578,511     2,246,131     2,090,124
                                            =========     =========     =========     =========
------------------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
On December 10, 1998, the Equity Fund declared and paid a long-term capital gain distribution of $1.2524 per share and the Bond Fund declared and paid a long-term capital gain distribution of $0.0684 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of such capital gain distributions paid during calendar year 1998.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

ARTHUR ANDERSEN LLP                                              [LOGO]

To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity, with generally accepted accounting principles.

/S/ Arthur Andersen LLP

Cincinnati, Ohio,
December 28, 1999

20